UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2025

LandBridge Company LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42150	93-3636146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 San Felipe Street Suite 1200
Houston, Texas		77056
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 713 230-8864

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A shares, representing limited liability company interests	LB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 10, 2025, LandBridge Company LLC (the “Company”) held its 2025 annual meeting of shareholders (the “2025 Annual Meeting”), at which the Company’s shareholders voted on proposals to (i) elect each of the directors nominated by the board of directors of the Company, each for a one-year term expiring at the Company’s 2026 annual meeting of shareholders (the “2026 Annual Meeting”) or until each such director’s successor is duly elected and qualified or until each such director’s earlier death, resignation, disqualification or removal, and (ii) ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

As of April 11, 2025, the record date for the 2025 Annual Meeting, the Company had 23,255,419 Class A shares representing limited liability company interests in the Company (the “Class A shares”) and 53,141,496 Class B shares representing limited liability company interests in the Company (together with the Class A shares, the “common shares”) outstanding. Holders of common shares were entitled to one vote per common share on each of the forgoing proposals, each of which is more fully described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 30, 2025. There were 72,431,511 common shares represented either virtually or by proxy at the 2025 Annual Meeting, which represented 94.8% of the total voting power of the Company, thereby constituting a quorum.

A summary of the voting results, as certified by the Inspector of Election for the 2025 Annual Meeting, is set forth below.

Proposal 1: Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
David N. Capobianco	60,629,258	7,709,072	4,093,181
Jason Long	60,674,470	7,663,860	4,093,181
Matthew K. Morrow	60,642,983	7,695,347	4,093,181
Michael S. Sulton	60,645,240	7,693,090	4,093,181
Frank Bayouth	60,644,039	7,694,291	4,093,181
Kara Goodloe Harling	60,647,596	7,690,734	4,093,181
Ben Moore	60,644,352	7,693,978	4,093,181
Charles Watson	61,860,673	6,477,657	4,093,181
Ty Daul	61,859,059	6,479,271	4,093,181
Valerie P. Chase	61,862,028	6,476,302	4,093,181
Andrea Nicolás	67,501,911	836,419	4,093,181

The Company’s shareholders elected all 11 of the director nominees to serve until the 2026 Annual Meeting or until each such director’s successor is duly elected and qualified or until each such director’s earlier death, resignation, disqualification or removal.

Proposal 2: Ratification of Appointment of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm of the Company for the Fiscal Year Ending December 31, 2025

Votes For	Votes Against	Abstentions
72,400,295	21,597	9,619

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDBRIDGE COMPANY LLC

Date:	June 12, 2025	By:	/s/ Scott L. McNeely
Name: Scott L. McNeely Title: Chief Financial Officer